                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

     DEFINITIVE PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             VILLAGEWORLD.COM, INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified In Its Charter

--------------------------------------------------------------------------------
  (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 09-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             VILLAGEWORLD.COM, INC.
                               620 JOHNSON AVENUE
                            BOHEMIA, NEW YORK 11716

               NOTICE OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2001

     The Annual Meeting of Stockholders of VillageWorld.com, Inc. (the "Company") will be held at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP, 750 Lexington Avenue, 23rd Floor, New York, New York on February 1, 2001 at 11:00 a.m., New York time, to consider and act upon the following matters:

     1. To elect five directors to serve for the ensuing year.

     2. To ratify the selection by the Board of Directors of Laurence Rothblatt & Co. as the Company's independent auditors for the current fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Stockholders of record as of the close of business on December 18, 2000 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. The stock transfer books of the Company will remain open.

                                          By Order of the Board of Directors

                                          By: David A. Levi
                                              Secretary

Bohemia, New York
January 5, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                             VILLAGEWORLD.COM, INC.
                               620 JOHNSON AVENUE
                            BOHEMIA, NEW YORK 11716

          PROXY STATEMENT FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 1, 2001

     This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of VillageWorld.com, Inc. (the "Company") for use at its 2001 Annual Meeting of Stockholders to be held on February 1, 2001, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP, 750 Lexington Avenue, 23rd Floor, New York, New York 10022, at 11:00 a.m., New York time, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the President of the Company or by voting in person at the Annual Meeting.

     The Company intends to mail this Proxy Statement to stockholders on or about January 5, 2001, to be accompanied by the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

VOTING SECURITIES AND VOTES REQUIRED

     The Board of Directors has fixed the close of business on December 18, 2000 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of December 18, 2000, the Company had issued and outstanding voting shares consisting of (i) 19,267,499 shares of Common Stock and (ii) 508,152 shares of Class B Preferred Stock, each share of which is convertible into 138 shares of Common Stock (or 70,124,976 shares in the aggregate). A holder of Common Stock is entitled to one vote for each share held by him or her on the record date and a holder of Class B Preferred Stock is entitled to 138 votes for each share held by him or her on the record date. Accordingly, the Company had 89,392,475 voting shares issued and outstanding as of the record date. The presence, in person or by proxy, of a majority of all of such outstanding voting shares will constitute a quorum at the Annual Meeting.

     The affirmative vote of the holders of a plurality of the voting shares present or represented at the Annual Meeting (including the 70,124,976 shares underlying the Class B Preferred Stock) is required for election of directors. The affirmative vote of the holders of a majority of the outstanding voting shares present or represented at the Annual Meeting (including the 70,124,976 shares underlying the Class B Preferred Stock) is required for the ratification of the selection by the Board of Directors of Laurence Rothblatt & Co. as the Company's independent auditors for the current fiscal year. Shares represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

     Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of December 18, 2000, based upon information obtained from the persons named below, regarding beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation," below, (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of its Common Stock and (iv) all executive officers and directors of the Company as a group.

                                                                          NUMBER OF SHARES
                                                      NUMBER OF SHARES     OF COMMON STOCK
                                  NUMBER OF SHARES       OF CLASS B          INTO WHICH
                                  OF COMMON STOCK     PREFERRED STOCK     CLASS B PREFERRED
NAME AND ADDRESS OF                 BENEFICIALLY        BENEFICIALLY          STOCK IS         PERCENT OF
BENEFICIAL OWNER(1)                   OWNED(2)          OWNED(2)(3)        CONVERTIBLE(3)       CLASS(4)
-------------------               ----------------    ----------------    -----------------    -----------
Hector M. Gavilla...............     1,718,198(5)         101,178(6)         13,962,564(6)        47.19%
Hector P. Gavilla...............     1,454,534             85,750            11,833,500           42.73
Peter J. Keenan.................     2,187,651            128,854            17,781,852           53.90
David A. Levi...................       471,719             28,871             3,984,198           19.16
Eli Levi........................     1,633,575(7)         100,315(8)         13,843,470(8)        46.74
Roberta Levi....................     1,633,575(7)         100,315(8)         13,843,470(8)        46.74
Dr. Steven Levi.................       471,719             28,871             3,984,198           19.16
Moshe Schwartz..................             0                  0                     0           *
Directors and Executive officers
  as a group (seven persons)....     4,949,287(9)         287,774(9)         39,712,812(9)        75.72%

---------------
(*) Less than 1%

(1) Each such person's address is at the Company's executive offices, 620 Johnson Avenue, Bohemia, New York 11716.

(2) The number of shares of common stock beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power and shares which such person or entity has the right to acquire within sixty days after December 18, 2000. The inclusion herein of any shares deemed beneficially owned does not constitute an admission by such person of beneficial ownership of such shares. The information is based upon information furnished by the person listed.

(3) On July 1, 1999, the Company, BCB Acquisition Corp. I ("BCB") and BCB Acquisition Corp. II ("BCB II") consummated the transactions contemplated by the Agreement and Plan of Reorganization and Merger with Intelligent Computer Solutions, Inc. ("ICS"), VillageNet, Inc. ("VillageNet") and each of the shareholders of ICS and VillageNet, dated May 21, 1999 and as amended on June 28, 1999 (the "Merger Agreement"). The Merger Agreement provided for the merger (the "Merger") of BCB I and BCB II with and into ICS and VillageNet, respectively, for the separate corporate existence of BCB I and BCB II to cease and for ICS and VillageNet to be the surviving corporations of the Merger, continuing after the Merger as wholly-owned subsidiaries of the Company. At the effective time of the Merger, (i) the 1,400 shares of the common stock of ICS, representing all of its outstanding capital stock, were converted into the right to receive 4,309,733 shares of the Company's common stock and 254,076 shares of Class B Preferred Stock and (ii) the 1,000 shares of common stock of VillageNet, representing all the outstanding capital stock of VillageNet, were converted into the right to receive 4,309,733 shares of common stock and 254,076 shares of Class B Preferred Stock. The holders of Class B Preferred Stock have the right to convert all of the presently outstanding 508,152 shares of Class B Preferred Stock into an aggregate of 70,124,976 shares of the Company's common stock at a conversion rate of 138 shares of common stock for each share of Class B Preferred Stock. The holders may convert the Class B Preferred Stock, in whole or in part, at any time. A holder of Class B Preferred Stock is entitled to 138 votes for each share of Class B Preferred Stock registered in his or her name.

(4) Assumes the conversion of only those shares of Class B Preferred Stock held by the shareholder to whom the ownership percentage relates.

(5) Includes 988,930 shares of common stock owned by Mr. Gavilla and 727,268 shares of common stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son. Hector M. Gavilla is the father of Hector
    P. Gavilla.

(6) Includes 58,302 shares of Class B Preferred Stock owned by Mr. Gavilla and 42,876 shares of Class B Preferred Stock held by Mr. Gavilla, as custodian for Alexander F. Gavilla, Mr. Gavilla's minor son.

(7) Includes 605,928 shares of common stock owned by Roberta Levi and 605,928 shares of common stock owned by Eli Levi. Eli and Roberta Levi are husband and wife. Also includes 489,719 shares of common stock held by Roberta Levi, as custodian for Shari Levi, Mr. and Mrs. Eli Levi's minor daughter. David
    A. Levi and Dr. Steven Levi are sons of Eli and Roberta Levi.

(8) Includes 35,722, 35,722 and 28,871 shares of Class B Preferred Stock owned by Roberta Levi, Eli Levi and Roberta Levi, as custodian for Shari Levi, respectively.

(9) Includes those securities deemed to be beneficially owned by Hector M. Gavilla, Peter J. Keenan, David A. Levi and Dr. Steven Levi, as set forth in the table above. Also includes 100,000 shares of common stock issuable upon exercise of options held by Mr. Robert Appel, Chief Executive Officer of the Company. Excludes 100,000 shares of common stock issuable upon exercise of additional options held by Mr. Appel, as the vesting rights under such options are still being negotiated. Mr. Edilberto R. Enriquez, Treasurer and Chief Financial Officer of the Company, owns no securities of the Company.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The persons named in the enclosed proxy will vote to elect as directors the five (5) nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by Management. David A. Levi and Dr. Steven Levi are brothers. Other than the foregoing there are no family relationships between or among any officers or directors of the Company.

NOMINEES

     Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during at least the past five years and the date of the commencement of each director's term as a director.

NAME                                                 AGE                     POSITION
----                                                 ---                     --------
Peter J. Keenan....................................    30    Chairman of the Board and President
David A. Levi......................................    25    Secretary and Director
Hector M. Gavilla..................................    58    Director
Moshe Schwartz.....................................    31    Director
Dr. Steven Levi....................................    31    Director

     Peter J. Keenan has served as President of the Company, as well as the President of ICS, since the Merger in July 1999. From October 1994 to June 1996, Mr. Keenan was technical director of ICS. Since 1995, Mr. Keenan has also served as technical director of VillageNet. From September 1991 to October 1994, Mr. Keenan was employed by Advanced Testing Technologies, Inc. ("ATTI") as a purchasing agent.

     David A. Levi has been a director of the Company since October 1999. Mr. Levi commenced medical school in August 1999. From January 1997 to August 1999, Mr. Levi served as a purchasing agent for ATTI. Since May 1998, Mr. Levi has served as President of ICS Systems, Inc. ("ICS Systems"), a computer software company specializing in operating systems and electronic drivers for automatic test equipment. From 1994 to 1997, Mr. Levi was a student at the University of Michigan where he received a degree in history.

     Hector M. Gavilla has served as a director of the Company since the Merger in July 1999, and served as President of ATTI since 1998. He is also currently serving as the CEO of ATTI. Since 1994, Mr. Gavilla has been Vice President and Secretary of each of ICS and VillageNet and has served as an executive officer of the following companies: European Testing Technologies, Ltd., ATTI Europe, ATTI International Development, Inc., Automated Computer Systems, Inc. and ICS Systems.

     Moshe Schwartz has been a director of the Company since March 2000. Mr. Schwartz is currently an independent investment banking consultant. From July 1998 through February 2000, he served as a Vice President at KCSA Public Relations. Mr. Schwartz received his J.D. in 1995 from the Cardozo School of Law and from 1995 through 1998 was an Assistant District Attorney in Kings County, New York.

     Dr. Steven Levi has been a director of the Company since March 2000. Dr. Levi received his M.D. in 1995 from Pittsburgh University and is currently a practicing physician in the field of internal medicine at Jefferson Memorial Hospital in Philadelphia, PA. From 1995 to 1998, Dr. Levi served as the director of new development for ICS Systems. David A. Levi and Dr. Steven Levi are brothers.

     The Company's board of directors is elected at each annual meeting of the Company's shareholders. Each director holds office until his successor is duly elected and qualified or until his or her earlier resignation or removal. In March 1996, the Company's predecessor adopted a 1996 Performance Equity Plan, which provides, in part, that on March 31 of each calendar year such plan is in effect, each of the Company's directors are automatically awarded ten year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of the Company's common stock on such March 31. All of such options are immediately exercisable as of the date of grant. Other than the foregoing, the Company's directors do not receive any fees or other compensation in connection with their services as directors.

EXECUTIVE OFFICERS

     Officers are elected annually by the Board of Directors and serve at the direction of the Board of Directors. Two of the Company's executive officers, Peter J. Keenan and David A. Levi, are also directors of the Company. Information with regard to such persons is set forth above under the heading "Nominees."

     The remaining executive officers are Robert Appel, the Company's Chief Executive Officer, and Mr. Edilberto R. Enriquez, the Company's Treasurer and Chief Executive Officer.

     Robert Appel, age 28, has served as CEO of the Company since March 2000. From June 1999 to March 2000, Mr. Appel served as an internal management consultant with Donaldson, Lufkin & Jenrette, Pershing Division. From September 1998 to May 1999, Mr. Appel attended New York University, Stern School of Business and received his masters degree in business administration. From February 1998 to August 1998, Mr. Appel served as Vice President of Brean Murray & Co. and from 1994 through 1998, he was an assistant portfolio manager for Shufro, Rose & Ehrman.

     Edilberto R. Enriquez, age 40, has been employed as Treasurer and Chief Financial Officer of the Company since the Merger in July 1999 and served as the controller of ICS since March 1999. From December 1997 to March 1999, Mr. Enriquez was employed as an accounting manager for IHC Services, Inc., an exporting company. From 1991 to October 1997, Mr. Enriquez was a senior accountant at Linotype-Hell Company, a manufacturing company.

THE COMMITTEES

     The Board of Directors does not have a Compensation, Audit or Nominating Committee, and the usual functions of such committees are performed by the entire Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company is the debtor under a note dated August 1, 1996 to Advanced Testing Technologies, Inc. ("ATTI"). Eli Levi, a principal shareholder of the Company and father of David A. Levi and Dr. Steven Levi, directors of the Company, is the Executive Vice President and COO of ATTI; Roberta Levi, Eli Levi's wife,

David A. Levi's and Dr. Steven Levi's mother and a principal shareholder of the Company, is a shareholder of ATTI; and Hector M. Gavilla, a principal shareholder and director of the Company, is the President, CEO and a shareholder of ATTI. The outstanding principal balance of such note as of September 30, 2000 was $176,651, which bears interest at a rate of five percent per annum. Principal and interest payments began to become due on a quarterly basis on August 1, 1997. Quarterly payments are scheduled to be $2,000. This note is due and payable on May 1, 2002. As of September 30, 2000, no payments had been made on the note, and interest of $40,015.13 has accrued thereon. In addition, the Company has received from ATTI working capital advances amounting to $358,000.00. No interest has been accrued on these advances. These loans have been subordinated to the Company's bank credit line.

     The Company guaranteed a $100,000 interest-free loan payable by Mr. Keenan to the former stockholders of ICS. No payments have been made under such loan to date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the best of the Company's knowledge, all Forms 3, 4 and 5 required to be filed during the year ended December 31, 1999 were timely filed.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officers in the prior three completed fiscal years. There are no other executive officers whose compensation exceeded $100,000 in the year ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL COMPENSATION
                                                                    ----------------------------
                                                                                  OTHER ANNUAL
NAME AND PRINCIPAL POSITION                                 YEAR     SALARY     COMPENSATION ($)
---------------------------                                 ----    --------    ----------------
Peter J. Keenan(1)........................................  1999    $ 97,981              --
  Chairman of the Board and President                       1998     109,367              --
                                                            1997     108,704              --
Mark Weinreb(2)...........................................  1999     105,968        $ 22,500(3)
  Chairman of the Board, Chief Executive                    1998     192,550         178,750(4)
  Officer and Secretary                                     1997     185,696              --

---------------
(1) Mr. Keenan was appointed Chairman of the Board and President upon the consummation of the Merger (July 1, 1999). The compensation reflected herein for all periods prior thereto was for services rendered to ICS.

(2) Mr. Weinreb served in such capacity until the consummation of the Merger (July 1, 1999).

(3) The Company retained Mr. Weinreb as a consultant immediately following the Merger for a period of 16 weeks, for which he was paid a total of $22,500 in consulting fees.

(4) Prior to the Merger, Mr. Weinreb was granted 125,000 shares of the Company's Common Stock pursuant to the Company's 1998 Performance Equity Plan. The market value of such shares at their time of grant was $1.43 per share, or $178,750 in the aggregate.

     The Company's Executive Officers, named above, routinely received other benefits from the Company, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during the year ended December 31, 1999 did not exceed 10% of the compensation set forth above as to the named individuals.

EMPLOYMENT AGREEMENTS

     In August 1996, ICS entered into an employment agreement with Mr. Peter Keenan. The employment agreement provides for employment on a full-time basis and contains provisions that Mr. Keenan will not compete or engage in a business competitive with the Company's current or anticipated business until eighteen months after the termination of his employment agreement. Pursuant to the employment agreement, the Company pays Mr. Keenan a base salary of $100,000 per annum.

1996 PERFORMANCE EQUITY PLAN

     In March 1996, the Company's predecessor adopted the 1996 Performance Equity Plan (the 1996 Plan). The 1996 Plan is administered by the Company's Board of Directors which determines the person (other than directors) to whom awards will be granted, the number of awards to be granted, and the specific terms of each grant subject to the provisions of the 1996 Plan.

     Awards consist of stock options (both non-qualified options and options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended), restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards, as described in the 1996 Plan.

     On March 31 of each calendar year during the term of the 1996 Plan, each of the Company's directors are automatically awarded ten year options to purchase 2,000 shares of common stock at an exercise price which is the fair market value of the Company's common stock on such March 31. All of such options are immediately exercisable as of the date of grant.

     Of the 70,000 shares for which options can be granted under the 1996 Plan, 9,988 shares were issued upon the exercise of options granted, 41,780 shares are reserved for issuance upon exercise of outstanding options at exercise prices ranging from $0.9375 to $42.50 per share and 18,232 shares are currently reserved for options to be granted in the future.

1998 PERFORMANCE EQUITY PLAN

     In 1998, the Company's predecessor adopted a 1998 Performance Equity Plan (the "1998 Plan"). The 1998 Plan is administered by the Company's Board of Directors or a committee appointed by the Company's Board. Options to purchase up to 400,000 shares of the Company's common stock may be granted under the 1998 Plan. The Company has already granted options to purchase 100,000 shares exercisable at $1.00 per share under the 1998 Plan. In addition 125,000 shares of common stock were issued to Mark Weinreb under the 1998 Plan in connection with his severance of employment with the Company (see "Executive Compensation").

                     PROPOSAL TO RATIFY THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Company has selected the firm of Laurence Rothblatt & Co. ("Rothblatt"), independent certified public accountants, to serve as the principal independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

     On December 30, 1999, the Company dismissed its independent accountant, Richard A. Eisner & Company, LLP ("RAE"). None of RAE's reports on the financial statements during the past two fiscal years contained an adverse opinion or disclaimer of opinion, or were modified as to audit scope or accounting principals. The report issued by RAE on the Company's Form 10-KSB for the year ended December 31, 1998 contained an explanatory paragraph regarding the Company's ability to continue as a going concern. During the Company's engagement of RAE, there were no disagreements with RAE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RAE's satisfaction would have caused RAE to make reference to the subject matter of the disagreement in connection with its report. The Company requested that RAE furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether RAE agrees with the above statements. A copy of that letter was filed with the SEC.

     On December 30, 1999, the Company engaged Rothblatt to serve as the Company's independent accountant and auditor for future periods. The Company's dismissal of RAE and the engagement of Rothblatt was approved and ratified by the Company's Board of Directors. The Company does not have an audit committee. Prior to December 30, 1999, Rothblatt had served as the independent auditor for VillageNet. Except for consultation with matters relating to VillageNet, during the Company's two most recent fiscal years and the subsequent interim period preceding its engagement of Rothblatt, neither the Company nor anyone on its behalf had consulted with Rothblatt regarding the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided to the Company that was an important factor considered by the Company's Board of Directors in reaching a decision as to any accounting, auditing or financial reporting issue.

     If the appointment of the firm of Laurence Rothblatt & Co. is not approved or if that firm shall decline to act or their employment is otherwise discontinued, the Board of Directors will appoint other independent auditors. Representatives of Rothblatt are expected to be present at the Annual Meeting, will have the opportunity to make a brief statement at the Annual Meeting, if they so desire, and will be available to answer appropriate questions from the Company's stockholders.

                             BOARD RECOMMENDATIONS

     The Board of Directors believes that the approval of the foregoing two proposals are in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR such proposals.

                              2002 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its executive offices in New York, New York not later than October 4, 2001 for inclusion in the proxy statement for that meeting.

                                 OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile, mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

                                          By Order of the Board of Directors,

                                          David A. Levi
                                          Secretary

January 5, 2001

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 1, 2001

                             VILLAGEWORLD.COM, INC.

        This proxy is solicited by the Board of Directors of the Company.

    Know all men by these presents, that the undersigned hereby constitutes and appoints Peter Keenan and David A. Levi true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of VillageWorld.com, Inc., standing in the name of the undersigned at the close of business on December 18, 2000, at the Annual Meeting of Stockholders of the Company to be held on February 1, 2001, at the offices of counsel to the Company, Feder, Kaszovitz, Isaacson, Weber, Skala & Bass, LLP, 750 Lexington Avenue, 23rd Floor, New York, New York 10022, at 11:00 a.m. New York time, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.


 /X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.  Election of Directors. Nominees are:

    Peter Keenan              / /  FOR                / /  WITHHOLD

    David A. Levi             / /  FOR                / /  WITHHOLD

    Hector M. Gavilla         / /  FOR                / /  WITHHOLD

    Moshe Schwartz            / /  FOR                / /  WITHHOLD

    Dr. Steven Levi           / /  FOR                / /  WITHHOLD


                      (Continued and to be signed and dated on the reverse side)

 (Continued from other side)



2. Approval of appointment of Laurence Rothblatt & Co. as the Company's auditors.

      / / FOR                   / / AGAINST                   / / ABSTAIN



3. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof.



      / / FOR                   / / AGAINST                   / / ABSTAIN



THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER INDICATED, AND IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, WILL BE VOTED FOR ALL PROPOSALS LISTED ABOVE.


                            MARK HERE IF YOU PLAN
                            TO ATTEND THE MEETING       / /

                            Dated: ___________________________ , 2001


                            ____________________________________________________
                            Signature of Stockholder(s)


                            ____________________________________________________
                            Signature of Stockholder(s)

                            IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES ARE PRINTED HERE. EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER PERSONS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD GIVE FULL TITLE.